UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 27, 2005

                               INFINIUM LABS, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                       000-50535               65-1048794
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

              2033 Main Street, Suite 309, Sarasota, Florida 34237
              ----------------------------------------------------
             (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (941) 917-0788

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 27, 2005, Infinium Labs, Inc. ("we" or "us") issued 12 % Non-Negotiable Promissory Notes (the "Notes") to Timothy Roberts, our Chief Executive Officer, Robert Shambro and Fred Niedrich (collectively, the "Lenders") in which the Lenders lent an aggregate principal amount of $500,000 to us in exchange for the Notes. The Notes bear interest at 12% per annum and mature within 90 days after the date of issuance.

The Notes were issued to the Lenders by us pursuant to Rule 506 of Regulation D as promulgated under the Securities Act of 1933, as amended (the "Act"), and/or
Section 4(2) of the Act.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION.

      See Item 1.01 above.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

      See Item 1.01 above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (A)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

            Not applicable.

      (B)   PRO FORMA FINANCIAL INFORMATION.

            Not applicable.

      (C)   EXHIBITS.

EXHIBIT NUMBER                        DESCRIPTION
--------------    -------------------------------------------------------
4.1               Form of 12 % Non-Negotiable Promissory Note of Infinium
                  Labs, Inc. dated as of January 27, 2004 issued to Timothy M. Roberts, Robert Shambro and Fred Niedrich.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          INFINIUM LABS, INC.

Date: January 28, 2005                    /s/ Timothy M. Roberts
                                          --------------------------------------
                                          Timothy M. Roberts
                                          Chief Executive Officer